FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS

NOTE 6: - FINANCIAL INSTRUMENTS

The carrying amounts of cash and cash equivalents, short-term bank deposits, trade receivables, other receivables, long term deposits, trade payables and other payables approximate their fair values due to the short-term maturities of such instruments.

The fair value of the liabilities in respect of government grants is measured using a discount rate that reflects the applicable market rate of interest at the date the grants are received, which approximates the fair value at the respective balance sheet date.

The fair value of lease liability is measured using a discount rate that reflects the Incremental Borrowing Rate (IBR) of interest at the date of the contract.

The fair value measurement of the warrants liability described in Note 1(c) is classified within Level 3 of the fair value hierarchy. The warrants liability was initially measured at fair value as of the transaction date and is subsequently remeasured at each reporting date using the Black-Scholes option pricing model. The following assumptions were used in measuring the fair value of the warrants during the period from the issuance date through June 30, 2026:

Dividend yield (%) - 0%

Expected volatility of the share prices (%) – 83.34 – 95.16

Risk-free interest rate (%) – 3.43 – 4.18

The following table provides a reconciliation of warrants and prefunded warrants liabilities measured at fair value:

	June 30, 2026	December 31, 2025
	Unaudited	Audited

Balance on January 1,	$706	$2,876
Change in fair value of pre-funded warrants	-	(136)
Exercise of pre-funded warrants	-	(389)
Change in fair value of Existing Warrants	(110)	(1,645)
Modification of Existing Warrants	(562)	-
Exercise of Existing Warrants	(34)	-
Initial recognition of New Warrants	2,657	-
Change in fair value of New Warrants	(1,998)	-

	$659	$706